                                                                       Ex. 10.34

        ACKNOWLEDGEMENT LETTER FOR PARTICIPATION OF CALL OPTION AGREEMENT

SHANGHAI FOCUS MEDIA ADVERTISEMENT CO., LTD., (registered address: F
Room 1003, No.1027, Changning Road, Changning District, Shanghai) (hereinafter the "PARTICIPANT SHAREHOLDER"), and SHENZHEN BIANJIE BUILDING ADVERTISEMENT CO., LTD. limited liability company (registered address: Room 1020, A,
Wangxing Square, 38 Hongli Rd., Shenzhen) (hereinafter the "NEW TARGET COMPANY"), as independent party, hereby agree to participate in the Call Option Agreement among FOCUS MEDIA TECHNOLOGY (SHANGHAI) CO., LTD., SHANGHAI FOCUS MEDIA ADVERTISEMENT CO., LTD. and other relevant parties (hereinafter, "CALL OPTION AGREEMENT") dated March 28 2005. The Participant Shareholder hereby grant Focus Media Technology with an irrevocable equity Call Option (hereinafter "CALL Option") in respect to 99 % of the equity share of New Target Company held by this company. Once this Acknowledgement Letter is executed by this company, the New Target Company and the newly increase equity share begin to be the "Target Company" and "Option Equity" defined under the Call Option Agreement (hereinafter the "CALL OPTION AGREEMENT") entered into between this company, Focus Media Technology and other relevant parties dated March 28 2005; and this company immediately make the same representations and warranties in respect to the New Target Company and relevant equity Call Option as this company made under the Call Option Agreement in respect to the defined Target Company and Call Option and undertake the same obligations therein.

SHANGHAI FOCUS MEDIA ADVERTISEMENT CO.,
LTD.
(Company chop)


Signature by: /s/ Jason Nanchun Jiang
              --------------------------
Name: Jason Nanchun Jiang
Position: Legal Representative
Date: January 13, 2006


SHENZHEN BIANJIE BUILDING ADVERTISEMENT
CO., LTD.
(Company chop)


Signature by: /s/ Jason Nanchun Jiang
              --------------------------
Name: Jason Nanchun Jiang
Position: Legal Representative
Date: January 13, 2006


FOCUS MEDIA TECHNOLOGY (SHANGHAI) CO.,
LTD.
(Company chop)


Signature by: /s/ Jason Nanchun Jiang
              --------------------------
Name: Jason Nanchun Jiang
Position: Legal Representative
Date: January 13, 2006


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